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                                                                  EXHIBIT 10.2.1

                              AMENDMENT NUMBER 1 TO
                       MEDICAL DIRECTOR SERVICES AGREEMENT

      THIS AMENDMENT NUMBER 1 TO MEDICAL DIRECTOR SERVICES AGREEMENT (this "Amendment") is made and entered into as of the 1st day of January, 1999, by and between RCG INDIANA, LLC, a Delaware limited liability company as assignee of Renal Care Group, Inc. (the "Company"), and INDIANA DIALYSIS MANAGEMENT, P.C., an Indiana corporation (the "Group ").

                                   WITNESSETH:

      WHEREAS, Renal Care Group, Inc. and the Group are parties to a Medical Director Services Agreement (Group Practice/Freestanding Facility), effective as of February 12, 1996 (the "Agreement"), under which the Group agrees to provide medical director services for the Company's dialysis facilities located in and near Ft. Wayne, Indiana, which Agreement was assigned by Renal Care Group, Inc. to the Company; and

      WHEREAS, the parties to this Amendment now desire to make certain modifications and amendments to the Agreement as provided herein; and

      WHEREAS, capitalized terms that are used but not defined in this Amendment that are defined in the Agreement shall have the meanings set forth in the Agreement;

      NOW, THEREFORE, in consideration of the mutual promises, covenants and undertakings set forth in this Amendment and in the Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

      1. Compensation. The parties agree that Section 3.1 of the Agreement is hereby amended by deleting such section in its entirety and inserting in lieu thereof, the following:

            3.1 Compensation.

                  (a) In consideration of the services, covenants, and agreements agreed to be performed by the Group during the Initial Term and any Renewal Term, effective as of February 12, 1999, the Company shall pay the Group $500,000 per year, payable in substantially equal monthly installments. The parties agree that this medical director fee will be fixed for the years ending February 11, 2000, 2001 and 2002. The Group agrees to accept the payment under this subsection (a) (as it may be adjusted as provided below) as the total compensation for all services, covenants and agreements pursuant to this Agreement.

                  (b) (i) Beginning 90 days prior to February 12, 2002 and each year thereafter, if either party believes that the fair market value of the services provided by the Group under this Agreement has changed in any material way since the most recent anniversary of the effective date of a change in compensation payable under this Agreement (a "Compensation Adjustment Date") (or since February 12, 1999 with respect to the Compensation Adjustment Date occurring on February 12, 2002), then such
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      party may notify the other that it believes such a change has occurred and the Group and the Company shall negotiate in good faith an adjustment to the compensation described in Section 3.1(a) above so that it represents fair market value for the duties and responsibilities of the Group to be provided during the next year under this Agreement. Notwithstanding the foregoing, no adjustment pursuant to this subsection (b)(i) to the compensation payable under this Agreement shall be effective unless set forth in writing signed by each of the Group and the Company, which writing shall be deemed an amendment to this Agreement.

                        (ii) If the Group and the Company are unable to agree on an adjustment, then either may require that an adjustment of the compensation hereunder be submitted to a qualified independent third party mutually selected by both the Group and the Company to determine the fair market value of the services required hereunder, the costs and fees of which shall be borne equally by the Group and the Company. If the Group and the Company are unable to agree on the third party, then each of the Company and the Group shall at its own cost and expense select its own qualified independent third party and the average of such two determinations of fair market value shall be the revised compensation unless such determinations are more than 10% apart, in which case such third parties shall mutually select an additional qualified independent third party, the fees and expenses of which shall be shared equally, who shall determine the fair market value of the services hereunder from between the range of the amounts determined by the first two appraisals. The fair market value of the services as determined in accordance with the provisions of this subsection (b)(ii) shall be the compensation payable under this Agreement effective as of the applicable anniversary of the Compensation Adjustment Date, and such final determination shall be deemed an amendment to this Agreement.

                  (c) Any change to the compensation payable hereunder in accordance with subsection (b) of this Section 3.1 shall be effective as of the applicable anniversary of the Compensation Adjustment Date and shall remain effective, and not subject to adjustment under Section 3.1(b) or otherwise, for at least 12 months from the effective date of such change.

      2. No Further Amendment. Except as expressly modified and amended by this Amendment, the parties agree that the Agreement shall continue in full force and effect as provided therein, and the parties reaffirm all of its provisions.

      3. Miscellaneous. The section and other headings used in this Amendment are for convenience of reference only and shall not affect the interpretation of this Agreement in any way. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement.


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      IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above.

                               The Company:

                               RCG INDIANA, LLC



                               By:       /s/ R. Dirk Allison
                                  ---------------------------------------
                               Title: Vice President of Manager
                                     ------------------------------------

                               The Group

                               INDIANA DIALYSIS MANAGEMENT, P.C.



                               By:       /s/ Stephen D. McMurray
                                  ---------------------------------------
                               Title:    President
                                     ------------------------------------

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      Each physician executing below acknowledges that he or she has read and understood the terms of this Amendment and the Agreement amended hereby and hereby confirms and ratifies the acknowledgement set forth in Section 6.1(i) of the Agreement and the agreements set forth in Article VII of the Agreement, as provided therein.

                               /s/ Stephen D. McMurray
                               --------------------------------------
                               STEPHEN D. McMURRAY, M.D.


                               /s/ Robert L. Dettmer
                               --------------------------------------
                               ROBERT L. DETTMER, M.D.


                               /s/ Richard Nelson
                               --------------------------------------
                               RICHARD NELSON, M.D.


                               /s/ John Dyer
                               --------------------------------------
                               JOHN DYER, M.D.

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